U.S. GLOBAL INVESTORS FUNDS

                                 WORLD GOLD FUND

                       Supplement dated December 10, 2001,
                    to the prospectus dated November 1, 2001

                    This supplement supersedes the supplement
                             dated November 27, 2001



                         IMPORTANT INFORMATION REGARDING
                           CHANGE IN INVESTMENT POLICY

EFFECTIVE FEBRUARY 15, 2002, the World Gold Fund will be amended as follows:

>> NAME. The name of the fund will be changed from World Gold Fund to World Precious Minerals Fund.

     References to World Gold Fund throughout the prospectus will be changed to World Precious Minerals Fund.

>> INVESTMENT POLICY - PAGE 5, SECOND PARAGRAPH, FIRST SENTENCE. Delete this sentence and substitute the following:

     The World Precious Minerals Fund will invest at least 80% of its assets, during normal market conditions, in equity securities of companies principally engaged in the exploration, mining, and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector. The fund will not be required to invest any minimum amount of the fund's assets in gold stocks.